UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the board of directors of Deluxe Corporation (the “Company”), at the recommendation of the compensation committee of the board of directors, approved an amendment (“Amendment No. 1”) to the Deluxe Corporation 2022 Stock Incentive Plan (the “Plan”), subject to stockholder approval, to reserve an additional 950,000 shares of the Company’s common stock (the “Additional Shares”) for issuance pursuant to the Plan. As described below under Item 5.07, the shareholders of the Company approved Amendment No. 1 at the annual meeting of shareholders held virtually on April 26, 2023 (the “Annual Meeting”).

A more complete description of the material terms of Amendment No. 1 and the Plan can be found in “Item 4: Approval of Amendment No. 1 to the Deluxe Corporation 2022 Stock Incentive Plan” in the Company’s definitive proxy statement originally filed with the Securities and Exchange Commission (“SEC”) on March 13, 2023 (as supplemented, the “Proxy Statement”), which description is incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the Proxy Statement are qualified by reference to the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual shareholders' meeting on April 26, 2023. 38,205,101 shares were represented (88.1% of the 43,376,792 shares outstanding and entitled to vote at the meeting). Four items were considered at the meeting, and the results of the voting were as follows:

(1) Election of Directors:

Shareholders were asked to elect nine directors to hold office until the 2024 annual meeting of shareholders. The nominees for director and the results of the voting were as follows:

	For	Withheld	Broker non-vote
William C. Cobb	35,014,264	660,707	2,530,130
Paul R. Garcia	34,974,446	700,525	2,530,130
Cheryl E. Mayberry McKissack	33,868,022	1,806,949	2,530,130
Barry C. McCarthy	35,066,378	608,593	2,530,130
Don J. McGrath	27,368,526	8,306,445	2,530,130
Thomas J. Reddin	34,308,808	1,366,163	2,530,130
Martyn R. Redgrave	34,191,558	1,483,413	2,530,130
John L. Stauch	35,125,829	549,142	2,530,130
Telisa L. Yancey	34,878,000	796,971	2,530,130

(2) A non-binding resolution to approve the compensation of the named executive officers, as described in the proxy statement filed in connection with the annual meeting:

For	30,308,331
Against	5,270,009
Abstain	96,631
Broker non-vote	2,530,130

(3) Advisory vote on the frequency of future advisory votes on compensation of our named executive officers:

One Year	34,274,387
Two Years	63,751
Three Years	1,267,015
Abstain	69,818
Broker non-vote	2,530,130

(4) Approval of Amendment No. 1 to the Deluxe Corporation 2022 Stock Incentive Plan:

For	30,203,952
Against	5,383,839
Abstain	87,180
Broker non-vote	2,530,130

(5) Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	37,567,665
Against	537,470
Abstain	99,966

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 1 to Deluxe Corporation 2022 Stock Incentive Plan (incorporated by reference to Annex B of the definitive proxy statement filed with the Commission on March 13, 2023)
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2023

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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